PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                        STRONG MID CAP DISCIPLINED FUND

                Supplement to Prospectus dated December 30, 1998


Effective immediately, the Strong Mid Cap Disciplined Fund will define "medium market capitalization companies" as companies with a market capitalization of between $800 million and $8 billion at the time of investment instead of $800 million to $5 billion.


          The date of this Prospectus Supplement is February 5, 1999.




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